Financial risk management	12 Months Ended
Dec. 31, 2017
Financial risk management
Financial risk management

32. Financial risk management

See “Risk Factors” for additional details on general risk factors.

Financial risk factors

Our financial risks are managed centrally. Our finance department coordinates the access to national and international financial markets and considers and manages continuously the financial risks concerning our activities. These relate to the financial markets risk, credit risk, liquidity risk and currency risk. There are no other important risks, such as interest rate risk on borrowings, because we have nearly no financial debt and have a strong cash position. We do not buy or trade financial instruments for speculative purposes.

Categories of financial assets and liabilities:

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Financial assets
Cash and cash equivalents	€1,151,211	€973,241	€340,314
Restricted cash (current and non-current)	1,158	7,668	7,903
Trade receivables	22,133	6,629	1,494
R&D incentives receivables (current and non-current)	75,783	64,342	58,545
Current financial asset from share subscription agreement	—	—	8,371
Available-for-sale financial assets	1,754	2,351	—
Other amounts receivable	5,289	3,078	2,426
Total financial assets	€1,257,329	€1,057,309	€419,052

Financial liabilities
Trade & other payables	€47,122	€31,269	€29,482
Other non-current liabilities	1,597	2,469	2,291
Leasing debts	9	63	115
Tax payable	865	1,022	2,583
Total financial liabilities	€49,592	€34,823	€34,471

Share subscription agreement with Gilead

We have been temporarily exposed to financial market and currency risk though our share subscription agreement with Gilead.

On December 16, 2015, Gilead Sciences, Inc. and Galapagos NV entered into a global collaboration for the development and commercialization of filgotinib, in the framework of which Gilead committed to an upfront payment of $725 million consisting of a license fee of $300 million and a $425 million equity investment in Galapagos NV by subscribing to new shares at a price of €58.00 per share, including issuance premium. This agreement was effectively completed and entered into force January 19, 2016 and full payment was received.

In connection with the agreement, we recognized a deferred income and an offsetting short-term financial asset (derivative) of €39 million upon signing of the share subscription agreement with Gilead as required under IAS 39—Financial Instruments: recognition and measurement. This financial asset initially reflected the share premium that Gilead committed to pay above the closing stock price of Galapagos on the day of entering into the subscription agreement. This amount also represented a deferred income that will be recognized in revenues at the same rhythm than the $300 million upfront payment for the license.

The fair value of this derivative financial asset was initially measured on December 16, 2015, based on the implied value of the Galapagos share at the end of January 2016, the implied volatility of the €/$ currency exchange rates and applicable discount rates.

Under IAS 39—Financial Instruments: recognition and measurement the fair value of the derivative financial asset is re-measured at year end and again upon execution of the subscription agreement on January 19, 2016, when the financial asset expired. Variations in fair value of the financial asset are recorded in the statement of operations.

The decrease in the fair value of the financial asset resulting from the increase in the Galapagos share price between signing of the subscription agreement and December 31, 2015 resulted in a non-cash, fair value re-measurement of €30.6 million in the financial results. On December 31, 2015, the fair value of the financial asset was re-measured based on the implied value of the Galapagos share at the end of January 2016, the implied volatility of the €/$ currency exchange rates and applicable discount rates.

On January 19, 2016, the transaction was officially completed materialized by the share subscription of Gilead Biopharmaceutics Ireland Unlimited Company, of 6,760,701 new ordinary shares of Galapagos NV at a price of €58.00 per share including share premium, amounting to $425 million converted to €392,120,658 at a €/$ exchange rate of 1.0839.

The increase in the fair value of the financial asset resulting from the decrease in the Galapagos share price between January 1, 2016 and January 19, 2016 resulted in a positive non-cash gain of €57.5 million in the financial result of 2016.

On January 19, 2016, the value of the financial asset at maturity amounted to €65.9 million, reflecting the share premium that Gilead paid above our closing share price on the day of the capital increase. This amount was composed of (1) the initial measurement on the day of entering into the share subscription agreement for an amount of €39 million which was reported in deferred income and (2) the subsequent re-measurements of the financial asset, reported as financial result under IAS 39—Financial Instruments: recognition and measurement: €30.6 million fair value loss reported in the year 2015 and €57.5 million fair value gain reported in the first quarter of 2016, together a net fair value gain of €26.8 million. This financial asset expired on the effective date of the share subscription agreement and was derecognized and recorded as part of the share premium account.

Available-for-sale financial assets

On July 15, 2016, we invested €2.75 million in a French biopharmaceutical company developing new therapeutics for severe orphan and common neurological diseases, listed on Euronext. Galapagos has no restrictions on the sale of this equity investment and the asset is not pledged under any Galapagos’ liabilities. This investment is classified as available-for-sale equity investment which qualifies for level 1 fair value measurement based upon the closing price of the PXT securities on Euronext at each reporting date.

The market price of those shares might face fluctuations and might be affected by a variety of factors, such as the global economic situation, the business development of competitors, sector mergers and acquisitions; it is difficult to mitigate this risk.

Liquidity risk

Our consolidated balance sheet shows an amount of €211.4 million as accumulated losses on December 31, 2017. Our cash and cash equivalents amounted to €1,151.2 million on December 31, 2017. Cash used in operating activities amounted to €147.0 million for the year ended December 31, 2017.  Management forecasts our liquidity requirements to ensure that there is sufficient cash to meet operational needs. Based upon our current expected level of operating expenditures and our existing cash and cash equivalents, we believe that we will be able to fund our operating expenses and capital expenditure requirements at least for the next two to three years. We have no credit lines. Such forecasting is based on realistic assumptions with regards to milestone and upfront payments to be received, taking into account our past track record, including the assumption that not all new projects that are being planned will be realized.

Credit risk

The term “credit risk” refers to the risk that counterparty will default on its contractual obligations resulting in financial loss.

The trade receivables consist of a limited amount of creditworthy customers, many of which are large pharmaceutical companies, spread over different geographical areas. To limit the risk of financial losses, a policy of only dealing with creditworthy counterparties has been developed.

We grant credit to our clients in the framework of our normal business activities. Usually, we require no pledge or other collateral to cover the amounts due. Management continuously evaluates the client portfolio for creditworthiness. All receivables are considered collectable, except for these for which a provision for doubtful debtors has been established.

Aging balance of receivables that are past due, but that are still considered collectable:

	December 31,
	2017	2016	2015
	(Euro, in thousands)
60 - 90 days		€170	€86
90 - 120 days	€1
more than 120 days		€54	€17

Our cash and cash equivalents are invested primarily in saving and deposit accounts.  For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted at the beginning of the term.

Interest rate risk

The only variable interest-bearing financial instruments are cash and cash equivalents.Changes in interest rates may cause variations in interest income and expenses resulting from short term interest-bearing assets.Management does not expect the short term interest rates to decrease significantly in the immediate foreseeable future, which limits the interest exposure on our cash and cash equivalents.

Effect of interest rate fluctuation

A  100 basis point increase in interest rates at balance sheet date would have increased profit and loss, and equity, by approximately €11.5 million (2016: €10 million; 2015: €3 million); a 100 basis point decrease in interest rates would have decreased profit and loss, and equity, by approximately €11.5 million (2016: €10 million; 2015: €3 million).

Foreign exchange risk

We are exposed to foreign exchange risk arising from various currency exposures. Our functional currency is euro, but we receive payments from our main collaboration partners AbbVie and Gilead in U.S. dollars and acquire some consumables and materials in U.S. dollars, Swiss Francs, GB Pounds and Croatian Kuna.

To limit this risk, we attempt to align incoming and outgoing cash flows in currencies other than EUR. In addition, contracts closed by our different entities are mainly in the functional currencies of that entity, except for the alliance agreements signed with AbbVie and Gilead for which payments are denominated in U.S. dollars.

In order to further reduce this risk, a netting system was implemented in the course of 2012, which restrains intra-group payments between entities with a different functional currency.

The exchange rate risk in case of a 10% change in the exchange rate amounts to:

	Year ended December 31,
	2017	2016	2015
Net book value	(Euro, in thousands)
Increase in Euros - U.S. Dollars	€(21,083)	€(16,863)	€506
Increase in Euros - GB Pounds	122	130	164
Increase in Euros - CH Francs	203	165	169
Increase in Euros - HR Kunas	(185)	(95)	(50)
Increase in U.S. Dollars - GB Pounds	€(831)	€(913)	€(907)

The exchange rate risk on the U.S. dollar is primarily related to our cash and cash equivalents held in U.S dollars.

Capital risk factors

We manage our capital to safeguard that we will be able to continue as a going concern. At the same time, we want to ensure the return to our shareholders through the results from our research and development activities.

Our capital structure consists of cash at bank and in hand and cash equivalents, financial debt (which currently we barely have: as of December 31, 2017, we had no financial debt other than finance leases, and equity attributed to the holders of our equity instruments, such as capital, reserves and results carried forward, as mentioned in the consolidated statement of changes in equity.

We manage our capital structure and make the necessary adjustments in the light of changes of economic circumstances, the risk characteristics of underlying assets and the projected cash needs of the current research and development activities.

The adequacy of the capital structure will depend on many factors, including scientific progress in the research and development programs, the magnitude of those programs, the commitments to existing and new clinical CROs, the ability to establish new alliance or collaboration agreements, the capital expenditures, market developments and any future acquisition.

Neither Galapagos NV nor any of its subsidiaries are subject to any externally imposed capital requirements, other than those imposed by generally applicable company law requirements.